Corindus Vascular Robotics, Inc. S-1/A

Exhibit 10.06

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INTELLECTUAL PROPERTY LOAN AGREEMENT

This INTELLECTUAL PROPERTY LOAN AGREEMENT (“IP Security Agreement”), dated as of June 11, 2014, is made by the CORINDUS, INC., a Delaware corporation and CORINDUS SECURITY CORPORATION, a Delaware corporation (collectively, the “Grantors”) in favor of STEWARD CAPITAL HOLDINGS, LP, a Delaware limited partnership, and its successors and assigns (together with its successors and assigns, the “Lender”).

WHEREAS, Grantors have entered into a Loan and Security Agreement dated as of [DATE] (the “Loan Agreement”), with the Lender.

WHEREAS, under the terms of the Loan Agreement, the Grantors have granted to the Lender a security interest in, among other property, certain intellectual property of the Grantors, and have agreed to execute and deliver this IP Security Agreement, for recording with national, federal and state government authorities, including, but not limited to, the United States Patent and Trademark Office and the United States Copyright Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees with the Lender as follows:

1.          Grant of Security. Each Grantor hereby pledges and grants to the Lender for the ratable benefit of the Secured Parties a security interest in and to all of the right, title and interest of such Grantor in, to and under the following, wherever located, and whether now existing or hereafter arising or acquired from time to time (the “IP Collateral”):

(a)          the patents and patent applications set forth in Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions and reexaminations thereof and amendments thereto (the “Patents”);

(b)          the trademark registrations and applications set forth in Schedule 2 hereto, together with the goodwill connected with the use of and symbolized thereby and all extensions and renewals thereof (the “Trademarks”), excluding only United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications;

(c)          the copyright registrations, applications and copyright registrations and applications exclusively licensed to each Grantor set forth in Schedule 3 hereto, and all extensions and renewals thereof (the “Copyrights”);

(d)          all rights of any kind whatsoever of such Grantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(e)          any and all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(f)          any and all claims and causes of action, with respect to any of the foregoing, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2.          Recordation. Each Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this IP Security Agreement upon request by the Lender.

3.          Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Loan Agreement, which is hereby incorporated by reference. The provisions of the Loan Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Lender with respect to the IP Collateral are as provided by the Loan Agreement and related documents, and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4.          Execution in Counterparts. This IP Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this IP Security Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this IP Security Agreement.

5.          Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.          Governing Law. This IP Security Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Missouri, without giving effect to any choice or conflict of law provision or rule (whether of the State of Missouri or any other jurisdiction).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

[SIGNATURE PAGE FOLLOWS]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CORINDUS, INC.

		Signature:	/s/ David Handler

		Print Name:	David Handler

		Title:	CEO

CORINDUS SECURITY CORPORATION

		Signature:	/s/ David Handler

		Print Name:	David Handler

		Title:	CEO

Accepted in	:

LENDER:

STEWARD CAPITAL HOLDINGS, LP

		By:	/s/ Donald P. Johns
Donald P. Johns, Vice President/CFO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

SCHEDULES

Schedule 1

Patents and Patent Applications

Schedule 2

Trademark Registrations and Applications

Schedule 3

Copyright Registrations and Applications

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

EXHIBIT D
Borrowers Patents, Trademarks, Copyrights And Licenses	Corindus IP Schedule Granted Patents 5-13-14

AttorneyRef	Title	Country	IssueDate	PatentNum	ExpiredDate
060541-0184	CATHETER CONTROL SYSTEM AND GRAPHICAL USER INTERFACE	United States	4/8/2014	8,694,157	2/24/2031
060541-0149	CATHETER SYSTEM	United States	7/9/2013	8,480,618	3/10/2032
060541-0152	CATHETER SYSTEM	United States	2/15/2011	7,887,549	5/4/2029
060541-0174	CATHETER SYSTEM CASSETTE	United States	4/23/2013	D680645	4/23/2027
C130-110	CATHETER SYSTEM CASSETTE	United States	1/15/2013	D674484	1/15/2027
C130-111	CATHETER SYSTEM CASSETTE	United States	7/2/2013	D685,468	7/2/2027
060541-0132	IMAGE-GUIDED NAVIGATION FOR CATHETER-BASED INTERVENTIONS	United States	12/3/2013	8,600,477	3/3/2027
060541-0165	MEDICAL RADIATION PROTECTED WORKSTATION	United States	10/26/2010	D626250	10/26/2024
060541-0111	METHODS AND APPARATUSES FOR TREATMENT OF HOLLOW ORGANS	European Patent Office	11/21/2012	1928337	9/29/2025
C130-122	METHODS AND APPARATUSES FOR TREATMENT OF HOLLOW ORGANS	France	11/21/2012	1928337	9/29/2025
C130-123	METHODS AND APPARATUSES FOR TREATMENT OF HOLLOW ORGANS	Germany	11/21/2012	602005037109.5	9/29/2025
C130-124	METHODS AND APPARATUSES FOR TREATMENT OF HOLLOW ORGANS	Italy	3/9/1999	EP1061990	3/9/2019
C130-125	METHODS AND APPARATUSES FOR TREATMENT OF HOLLOW ORGANS	Netherlands	9/25/2005	05790770.1	9/29/2025
C130-126	METHODS AND APPARATUSES FOR TREATMENT OF HOLLOW ORGANS	United Kingdom	9/25/2005	05790770.1	9/29/2025
060541-0116	PROTECTED CONTROL CONSOLE APPARATUSES	United States	3/19/2013	8,399,871	3/9/2027
060541-0103	REMOTE CONTROL CATHETERIZATION	United States	4/27/2004	6,726,675	3/9/2019
060541-0117	REMOTE CONTROL CATHETERIZATION	Israel	9/1/2010	123646	3/11/2018
060541-0119	REMOTE CONTROL CATHETERIZATION	European Patent Office	9/1/2004	1061990	3/9/2019
060541-0120	REMOTE CONTROL CATHETERIZATION	Germany	9/29/2005	69919851.8	3/9/2019
060541-0121	REMOTE CONTROL CATHETERIZATION	France	3/9/1999	EP1061990	3/9/2019
060541-0122	REMOTE CONTROL CATHETERIZATION	United Kingdom	3/9/1999	EP1061990	3/9/2019
060541-0123	REMOTE CONTROL CATHETERIZATION	Ireland	3/9/1999	EP1061990	3/9/2019
060541-0124	REMOTE CONTROL CATHETERIZATION	Italy	9/1/2004	EP1061990	3/9/2019
060541-0104	TRANSMISSION FOR A REMOTE CATHETERIZATION SYSTEM	United States	11/10/2009	7,615,042	5/5/2025
060541-0128	TRANSMISSION FOR A REMOTE CATHETERIZATION SYSTEM	Israel	11/30/2011	162318	6/3/2024
060541-0131	TRANSMISSION FOR A REMOTE CATHETERIZATION SYSTEM	European Patent Office	1/11/2012	1755727	5/10/2025
C130-102	TRANSMISSION FOR A REMOTE CATHETERIZATION SYSTEM	Germany	5/10/2005	1755727	5/10/2025
C130-103	TRANSMISSION FOR A REMOTE CATHETERIZATION SYSTEM	France	5/10/2005	1755727	5/10/2025
C130-104	TRANSMISSION FOR A REMOTE CATHETERIZATION SYSTEM	United Kingdom	5/10/2005	1755727	5/10/2025
C130-105	TRANSMISSION FOR A REMOTE CATHETERIZATION SYSTEM	Italy	5/10/2005	1755727	5/10/2025

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Corindus IP Schedule

Granted Patents 5-13-14

AttorneyRef	Title	Country	IssueDate	PatentNum	ExpiredDate
060541-0109	USER INTERFACE FOR REMOTE CONTROL CATHETERIZATION	United States	9/4/2012	8,257,302	5/31/2027

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Corindus IP Schedule

Pending Applications 5-13-14

AttorneyRef	Title	Country	FilingDate	ApplicationNum
C130-150	3-D MAPPING FOR GUIDANCE OF DEVICE ADVANCEMENT OUT OF A GUIDE C...	United States	8/12/2013	13/964,385
C130-152	[***]	United States	8/12/2013	61/864,808
060541-0182	CATHETER CONTROL SYSTEM AND GRAPHICAL USER INTERFACE	European Patent Office	3/4/2011	09810642.0
C130-167	CATHETER CONTROL SYSTEM AND GRAPHICAL USER INTERFACE	United States	2/19/2014	14/184,118
C130-120	CATHETER FORCE MEASUREMENT APPARATUS AND METHOD	World Intellectual Property Organization	9/20/2012	PCT/US2012/056229
C130-178	CATHETER FORCE MEASUREMENT APPARATUS AND METHOD	United States	3/20/2014	14/220,717
060541-0183	CATHETER SIMULATION AND ASSISTANCE SYSTEM	United States	2/24/2011	13/034,618
060541-0147	CATHETER SYSTEM	United States	11/25/2009	12/626,525
060541-0148	CATHETER SYSTEM	United States	11/25/2009	12/626,531
060541-0150	CATHETER SYSTEM	United States	11/25/2009	12/626,516
060541-0175	CATHETER SYSTEM	World Intellectual Property Organization	5/4/2009	09743396.5
060541-0177	CATHETER SYSTEM	India	5/4/2009	8670/DELNP/2010
060541-0178	CATHETER SYSTEM	Japan	5/4/2009	2011-508579
C130-147	CATHETER SYSTEM	United States	6/11/2013	13/914,976
C130-176	CATHETER SYSTEM WITH MAGNETIC COUPLING	United States	3/14/2014	14/212,113
060541-0167	CATHETER SYSTEM WITH PERCUTANEOUS DEVICE MOVEMENT ALGORITHM	World Intellectual Property Organization	10/11/2010	PCT/US10/52178
C130-107	CATHETER SYSTEM WITH PERCUTANEOUS DEVICE MOVEMENT ALGORITHM	United States	4/11/2012	13/444,121
C130-109	CATHETER SYSTEM WITH PERCUTANEOUS DEVICE MOVEMENT ALGORITHM	European Patent Office	5/9/2012	10823904.7
C130-140	DIFFERENTIAL DRIVE	United States	6/26/2013	61/839,827
C130-155	[***]	United States	10/16/2013	61/891,389
C130-177	[***]	United States	3/14/2014	61/952,872
C130-171	GUIDE WIRE OR CATHETER WITH MODIFIED DRIVE SURFACE	World Intellectual Property Organization	3/14/2014	PCT/US2014/027836
C130-158	[***]	United States	9/6/2013	14/020,496
C130-177	[***]	United States	9/6/2013	14/020,487
060541-0134	IMAGE-GUIDED NAVIGATION FOR CATHETER BASED INTERVENTIONS	European Patent Office	8/16/2005	05764607.7
060541-0193	OCCLUSION TRAVERSAL ROBOTIC CATHETER SYSTEM	World Intellectual Property Organization	9/28/2011	PCT/US2011/053642
C130-141	OCCLUSION TRAVERSAL ROBOTIC CATHETER SYSTEM	United States	4/13/2013	13/862,388
C130-145	OCCLUSION TRAVERSAL ROBOTIC CATHETER SYSTEM	European Patent Office	5/14/2013	11833036.4
C130-137	PROTECTED CONTROL CONSOLE APPARATUSES	United States	3/18/2013	13/846,041
C130-174	RADIATION SHIELDING COCKPIT CARRYING AN ARTICULATED ROBOTIC ARM	United States	3/14/2014	14/212,143
060541-0188	REMOTE CATHETER PROCEDURE SYSTEM	United States	6/2/2011	13/152,168

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Corindus IP Schedule

Pending Applications 5-13-14

AttorneyRef	Title	Country	FilingDate	ApplicationNum
060541-0189	REMOTE CATHETER PROCEDURE SYSTEM	European Patent Office	7/12/2011	09832554.1
060541-0166	REMOTE CATHETER SYSTEM WITH STEERABLE CATHETER	United States	9/14/2011	13/232,660
060541-0191	REMOTE CATHETER SYSTEM WITH STEERABLE CATHETER	European Patent Office	3/17/2010	10754060.1
060541-0190	ROBOTIC CATHETER SYSTEM	United States	9/14/2011	13/232,624
C130-106	ROBOTIC CATHETER SYSTEM INCLUDING IMAGING SYSTEM CONTROL	World Intellectual Property Organization	3/22/2012	PCT/US2012/030068
C130-131	ROBOTIC CATHETER SYSTEM INCLUDING IMAGING SYSTEM CONTROL	United States	3/15/2013	13/833,874
C130-161	ROBOTIC CATHETER SYSTEM INCLUDING IMAGING SYSTEM CONTROL	European Patent Office	10/22/2013	12761249.7
C130-112	ROBOTIC CATHETER SYSTEM WITH VARIABLE DRIVE MECHANISM	United States	8/31/2012	13/600,816
C130-114	ROBOTIC CATHETER SYSTEM WITH VARIABLE DRIVE MECHANISM	European Patent Office	9/14/2012	11751139.4
C130-113	ROBOTIC CATHETER SYSTEM WITH VARIABLE SPEED CONTROL	United States	8/31/2012	13/600,824
C130-115	ROBOTIC CATHETER SYSTEM WITH VARIABLE SPEED CONTROL	European Patent Office	9/14/2012	11751138.6
C130-149	ROBOTIC IMAGE CONTROL SYSTEM	United States	6/26/2013	61/839,459
C130-173	ROBOTICALLY SHAPING A GUIDE WIRE TIP	United States	3/17/2014	14/216,728
C130-159	SYSTEM FOR GUIDE CATHETER CONTROL	United States	9/6/2013	14/020,538
C130-160	SYSTEM FOR GUIDE CATHETER CONTROL	World Intellectual Property Organization	9/6/2013	PCT/US2013/058536
C130-165	[***]	United States	12/13/2013	14/106,638
C130-156	[***]	United States	12/17/2013	61/916,900
060541-0127	USER INTERFACE FOR REMOTE CONTROL CATHETERIZATION	European Patent Office	3/12/2008	05740564.9
C130-121	VARIABLE DRIVE FORCE APPARATUS AND METHOD FOR ROBOTIC CATHETE...	World Intellectual Property Organization	9/20/2012	PCT/US2012/056336
C130-179	VARIABLE DRIVE FORCE APPARATUS AND METHOD FOR ROBOTIC CATHETE...	United States	3/20/2014	14/220,740
060541-0192	WHEEL FOR ROBOTIC CATHETER SYSTEM DRIVE MECHANISM	World Intellectual Property Organization	9/14/2011	PCT/US11/51542
C130-132	WHEEL FOR ROBOTIC CATHETER SYSTEM DRIVE MECHANISM	United States	3/15/2013	13/836,017
C130-138	WHEEL FOR ROBOTIC CATHETER SYSTEM DRIVE MECHANISM	United States	3/15/2013	13/838,780
C130-142	WHEEL FOR ROBOTIC CATHETER SYSTEM DRIVE MECHANISM	European Patent Office	4/16/2013	11825849.0
C130-175	[***]	United States	3/17/2014	14/216,076
C130-151	[***]	United States	8/12/2013	13/964,388

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Corindus IP Schedule

Pending and Granted Trademarks

5-21-14

FilingDate	AttorneyRef	Title	Country	PatentNum	ApplicationNum
11/8/2005	060541-0102	CORINDUS	United States	3,791,581	78749090
1/5/2006	060541-0105	CORPATH	United States	3,786,259	78785567
3/9/2006	060541-0106	CORINDUS	European Union Trademark and Designs Office	00490011	004950011
3/9/2006	060541-0107	CORPATH	European Union Trademark and Designs Office	4950036	004950036
2/15/2013	C130-129	CORPATH	United States		85851475
2/15/2013	C130-130	CORPATH ANGIOPLASTY	United States		85851473

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Corindus IP Schedule

License Agreement 5/21/14

Date	Atty Ref. No.	Title
October 12, 2003	060541-0101	License Agreement – Leonard Medical, Inc. and Navicath Ltd for US Patent No. 5,540,649 and 5,779,623 (both of which have expired)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.